Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-145845

November 18, 2009

USA (en) English (en) Deutsch (de) Italiano (it) Castellano (es) Franais (fr) esky (cs) Polski (pl) Nederlands (nl) Contact Us Hotline +1 212 528 7090 Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN Barclays Capital Launches Leveraged Exchange Traded Notes To read the full press release click here ETN+ Long Notes Barclays ETN+ Long Notes enable investors to express a positive bullish market view by going long the underlying Index in a leveraged manner without having to put up the entire price of the underlying Index. ETN+ Long Notes Brochure ETN+ Short Notes

[

Barclays ETN+ Short Notes enable investors to express a negative bearish market view by going short the underlying Index through a Barclays ETN+ Short Note. By shorting the underlying Index, the Barclays ETN+ Short Note is still leveraged, but performs positively when there is a fall in the level of the underlying Index. ETN+ Short Notes Brochure ETN+ FAQ Barclays ETN+ notes are innovative investment products from Barclays that seek to provide investors with a new way to access leveraged returns of a market or strategy, less certain costs and fees. The following are answers to questions financial professionals and individuals commonly ask about Barclays ETN+ Notes. Frequently Asked Questions An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009 Top of Form search Panel: sea Bottom of Form

USA (en) English (en) Deutsch (de) Italiano (it) Castellano (es) Franais (fr) esky (cs) Polski (pl) Nederlands (nl) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN Home / Barclays ETN+ Notes Top of Form Bottom of Form Asset Class Bloomberg Ticker Name Participation Closing Indicative Note Value Last Update Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: Equities BXUB ETN+ Long B linked to the S&P 500 Total Return Index 3.00 $50.00 17 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: Equities BXUC ETN+ Long C linked to the S&P 500 Total Return Index 2.00 $100.00 17 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: Equities BXDB ETN+ Short B linked to the S&P 500 Total Return Index 1.00 $100.00 17 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: Equities BXDC ETN+ Short C linked to the S&P 500 Total Return Index 2.00 $66.67 17 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: Equities BXDD ETN+ Short D linked to the S&P 500 Total Return Index 3.00 $50.00 17 Nov 2009 Home Top of Form Bottom of Form An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. 60000 BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009 Top of Form Bottom of Form

BARX INVESTOR SOLUTIONS
BARCLAYS CAPITAL
USA
(en)
Contact Us
Hotline +1 212 528 7090
Email etndesk@barcap.com
ETN Search
Underlying
Category
Currency
Ticker
Barclays ETN+ Notes
ETN+ Long B S&P 500
ETN+ Long C S&P 500
ETN+ Short B S&P 500
ETN+ Short C S&P 500
ETN+ Short D S&P 500
EM Currency ETNs
Barclays Asian and Gulf Currency Revaluation ETN
Barclays GEMS Asia 8 ETN
Barclays GEMS Index ETN
ETN+ Long B linked to the S&P 500 Total Return Index
Overview
Chart
Description:
Financing Rate: T-bills + 0.75% p.a.
Profile
Asset Class Equities
Index S&P 500 Total Return Index
Denomination $50.00
Ticker BXUB
Financing Level $100.00
Index Exposure $150.00
Participation 3.00
Product Data
Closing Indicative Note Value 50.00
Price Date 17 Nov 2009
Shares Outstanding 96,667
Market Capitalization USD 4,833,350
Documentation
Pricing Supplement
Fact Sheet
ETN+ Long Notes Brochure
Frequently Asked Questions
Market Data
Daily High 50.00
Yearly High 50.00
All Time High 50.00
Daily Low 50.00
Yearly Low 50.00
All Time Low 50.00
Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

Description:

Financing Rate: T-bills + 0.75% p.a.

Profile

Asset Class

Equities

Index

S&P 500 Total Return Index

Denomination

$50.00

Ticker

BXUB

Financing Level

$100.00

Index Exposure

$150.00

Participation

3.00

Documentation

Pricing Supplement

Fact Sheet

ETN+ Long Notes Brochure

Frequently Asked Questions

Product Data

Closing Indicative Note Value

50.00

Price Date

17 Nov 2009

Shares Outstanding

96,667

Market Capitalization

USD 4,833,350

Market Data

Daily High

50.00

Yearly High

50.00

All Time High

50.00

Daily Low

50.00

Yearly Low

50.00

All Time Low

50.00

ETN+ Long B linked to the S&P 500 Total Return Index

Overview Chart

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

BARX INVESTOR SOLUTIONS
BARCLAYS CAPITAL
USA
Contact Us
Hotline +1 212 528 7090
Email etndesk@barcap.com
ETN Search
Enter search term
GO
Underlying
Category
Currency
Ticker
Barclays ETN+ Notes
ETN+ Long B S&P 500
ETN+ Long C S&P 500
ETN+ Short B S&P 500
ETN+ Short C S&P 500
ETN+ Short D S&P 500
EM Currency ETNs
Barclays Asian and Gulf Currency Revaluation ETN
Barclays GEMS Asia 8 ETN
Barclays GEMS Index ETN
ETN+ Long C linked to the S&P 500 Total Return Index
Overview
Chart
Description:
Financing Rate: T-bills + 0.75% p.a.
Profile
Asset Class
Equities
Index
S&P 500 Total Return Index
Denomination
$100.00
Ticker
BXUC
Financing Level
$100.00
Index Exposure
$200.00
Participation
2.00
Documentation
Pricing Supplement
Fact Sheet
ETN+ Long Notes Brochure
Frequently Asked Questions
Product Data
Closing Indicative Note Value
100.00
Price Date
17 Nov 2009
Shares Outstanding
45,000
Market Capitalization
USD 4,500,000
Market Data
Daily High
100.00
Yearly High
100.00
All Time High
100.00
Daily Low
100.00
Yearly Low
100.00
All Time Low
100.00
Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

BARX INVESTOR SOLUTIONS

BARCLAYS CAPITAL

USA (en)

Contact Us
Hotline +1 212 528 7090
Email etndesk@barcap.com

ETN Search

Underlying | Category | Currency | Ticker

Enter search term GO

Barclays ETN+ Notes
- ETN+ Long B S&P 500
- ETN+ Long C S&P 500
- ETN+ Short B S&P 500
- ETN+ Short C S&P 500
- ETN+ Short D S&P 500

EM Currency ETNs
- Barclays Asian and Gulf Currency Revaluation ETN
- Barclays GEMS Asia 8 ETN
- Barclays GEMS Index ETN

ETN+ Long C linked to the S&P 500 Total Return Index

Overview | Chart

All 1D 17 Nov 2009 18 Nov 2009 Go

Nominal CHG (% CHG): 17 Nov 2009 - 18 Nov 2009

Instrument 0.00 (0.00%)

S&P 500 0.00 (0.00%)


0.00%
Outstanding Quantity - millions (USD)
0.046
0.023
0.00
17-11-09
07:00
13:00
19:00
18-11-09

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see "Risk Factors" in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the "Securities") are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. **Sales in the secondary market may result in significant losses.**

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home
Our Firm
Accessibility
Contacts
Privacy Policy

©Barclays Bank PLC 2009

USA (en) English (en) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN [GRAPHIC APPEARS HERE] ETN+ Short B linked to the S&P 500 Total Return Index Overview Chart Description: Interest Rate: T-bills—0.40% p.a. Profile Asset Class Equities Index S&P 500 Total Return Index Denomination $100.00 Ticker BXDB T-Bills amount $200.00 Index Exposure $100.00 Participation 1.00 Documentation Pricing Supplement Fact Sheet ETN+ Short Notes Brochures Frequently Asked Questions Product Data Closing Indicative Note Value 100.00 Price Date 17 Nov 2009 Shares Outstanding 45,000 Market Capitalization USD 4,500,000 Market Data Daily High 100.00 Yearly High 100.00 All Time High 100.00 Daily Low 100.00 Yearly Low 100.00 All Time Low 100.00 Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy © Barclays Bank PLC 2009 Top of Form Bottom of Form

USA (en) English (en) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com ETN Search Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN Description: ? Interest Rate: T-bills0.40% p.a. Profile Asset Class Equities Index S&P 500 Total Return Index Denomination $100.00 Ticker BXDB T-Bills amount $200.00 Index Exposure $100.00 Participation 1.00 Documentation Pricing Supplement Fact Sheet ETN+ Short Notes Brochures Frequently Asked Questions Product Data Closing Indicative Note Value 100.00 Price Date 17 Nov 2009 Shares Outstanding 45,000 Market Capitalization USD 4,500,000 Market Data Daily High 100.00 Yearly High 100.00 All Time High 100.00 Daily Low 100.00 Yearly Low 100.00 All Time Low 100.00 ETN+ Short B linked to the S&P 500 Total Return Index Overview Chart Indicative Price History An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009

USA (en) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN [GRAPHIC APPEARS HERE] ETN+ Short C linked to the S&P 500 Total Return Index Overview Chart Description: Interest Rate: T-bills0.40% p.a. Profile Asset Class Equities Index S&P 500 Total Return Index Denomination 66.67 Ticker BXDC T-Bills amount $200.01 Index Exposure $133.34 Participation 2.00 Documentation Pricing Supplement Fact Sheet ETN+ Short Notes Brochure Frequently Asked Questions Product Data Closing Indicative Note Value 66.67 Price Date 17 Nov 2009 Shares Outstanding 67,499 Market Capitalization USD 4,500,158 Market Data Daily High 66.67 Yearly High 66.67 All Time High 66.67 Daily Low 66.67 Yearly Low 66.67 All Time Low 66.67 Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009

USA

(en)

English (en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

Description:

Interest Rate: T-bills—0.40% p.a.

Profile

Asset Class

Equities

Index

S&P 500 Total Return Index

Denomination

66.67

Ticker

BXDC

T-Bills amount

$200.01

Index Exposure

$133.34

Participation

2.00

Documentation

Pricing Supplement

Fact Sheet

ETN+ Short Notes Brochure

Frequently Asked Questions

Product Data

Closing Indicative Note Value

66.67

Price Date

17 Nov 2009

Shares Outstanding

67,499

Market Capitalization

USD 4,500,158

Market Data

Daily

High

66.67

Yearly

High

66.67

All Time

High

66.67

Daily

Low

66.67

Yearly

Low

66.67

All Time

Low

66.67

ETN+ Short C linked to the S&P 500 Total Return Index

Overview Chart

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

BARX INVESTOR SOLUTIONS
BARCLAYS CAPITAL
USA
(en)
Contact Us
Hotline +1 212 528 7090
Email etndesk@barcap.com
ETN Search
Enter search term
GO
Underlying
Category
Currency
Ticker
Barclays ETN+ Notes
ETN+ Long B S&P 500
ETN+ Long C S&P 500
ETN+ Short B S&P 500
ETN+ Short C S&P 500
ETN+ Short D S&P 500
EM Currency ETNs
Barclays Asian and Gulf Currency Revaluation ETN
Barclays GEMS Asia 8 ETN
Barclays GEMS Index ETN
ETN+ Short D linked to the S&P 500 Total Return Index
Overview
Chart
Description:
Interest Rate: T-bills - 0.40% p.a.
Profile
Asset Class Equities
Index S&P 500 Total Return Index
Denomination $50.00
Ticker BXDD
T-Bills amount $200.00
Index Exposure $150.00
Participation 3.00
Product Data
Closing Indicative Note Value 50.00
Price Date 17 Nov 2009
Shares Outstanding 90,000
Market Capitalization USD 4,500,000
Documentation
Pricing Supplement
Fact Sheet
ETN+ Short Notes Brochure
Frequently Asked Questions
Market Data
Daily High 50.00
Yearly High 50.00
All Time High 50.00
Daily Low 50.00
Yearly Low 50.00
All Time Low 50.00
Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009

USA (en) English (en) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com ETN Search Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN Description: ? Interest Rate: T-bills0.40% p.a. Profile Asset Class Equities Index S&P 500 Total Return Index Denomination $50.00 Ticker BXDD T-Bills amount $200.00 Index Exposure $150.00 Participation 3.00 Documentation Pricing Supplement Fact Sheet ETN+ Short Notes Brochure Frequently Asked Questions Product Data Closing Indicative Note Value 50.00 Price Date 17 Nov 2009 Shares Outstanding 90,000 Market Capitalization USD 4,500,000 Market Data Daily High 50.00 Yearly High 50.00 All Time High 50.00 Daily Low 50.00 Yearly Low 50.00 All Time Low 50.00 ETN+ Short D linked to the S&P 500 Total Return Index Overview Chart Indicative Price History An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009

USA (en) English (en) Deutsch (de) Italiano (it) Castellano (es) Franais (fr) esky (cs) Polski (pl) Nederlands (nl) (zh) (sh) (ja) Contact Us Hotline +1 212 528 7090 Email etndesk@barcap.com ETN Search Top of Form Barclays ETN+ Notes ETN+ Long B S&P 500 ETN+ Long C S&P 500 ETN+ Short B S&P 500 ETN+ Short C S&P 500 ETN+ Short D S&P 500 EM Currency ETNs Barclays Asian and Gulf Currency Revaluation ETN Barclays GEMS Asia 8 ETN Barclays GEMS Index ETN Home / Barclays ETN+ Notes Top of Form Asset Class Name ISIN Listing Currency Bid Maturity Last Update Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: FX Barclays Asian and Gulf Currency Revaluation ETN US06739H4204 USD 50.25 04 Feb 2038 18 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: FX Barclays GEMS Asia 8 ETN US06738G8785 USD 46.38 01 Apr 2038 18 Nov 2009 Details: Chart Underlying Weight Factor Initial Level Daily High: Daily Low: All Time High: All Time Low: FX Barclays GEMS Index ETN US06739H4535 USD 45.46 04 Feb 2038 18 Nov 2009 Home Top of Form An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see Risk Factors in the applicable prospectus or prospectus supplement. Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh AvenueAttn: US InvSol Support, New York, NY 10019. Barclays ETN + and Barclays ETNs (the Securities) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website. Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto. 60000 BARX Home Our Firm Accessibility Contacts Privacy Policy Barclays Bank PLC 2009 Top of Form Bottom of Form

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

Overview Chart

Profile

Name

Barclays Asian and Gulf C

Asset Class

FX

Ticker

PGD

Denomination

50

Documentation

Terms

Pricing Supplement

Product Data

Closing Indicative Note Value

50.25

Price Date

18 Nov 2009

Shares Outstanding

Market Capitalization

USD 0

Market Data

Daily

High

50.25

Yearly

High

50.27

All Time

High

50.27

Daily

Low

50.25

Yearly

Low

24.69

All Time

Low

.00

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Top of Form

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

[GRAPHIC APPEARS HERE]

Terms

Pricing Supplement

Product Data

Market Data

Daily

High

50.25

Yearly

High

50.27

All Time

High

50.27

Daily

Low

50.25

Yearly

Low

24.69

All Time

Low

.00

Barclays Asian and Gulf Currency Revaluation ETN

Overview Chart

[GRAPHIC APPEARS HERE]

Indicative Price History

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue - Attn: US InvSol Support, New York, NY 10019.

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Top of Form

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

Barclays GEMS Asia 8 ETN

Overview

ETN+ Long B S&P 500 Overview Chart

Profile

Name

Barclays GEMS Asia 8 ETN

Asset Class

FX

Ticker

AYT

Denomination

50

Documentation

Terms

Pricing Supplement

Product Data

Closing Indicative Note Value

46.38

Price Date

18 Nov 2009

Shares Outstanding

Market Capitalization

USD 0

Market Data

Daily

High

46.47

Yearly

High

46.68

All Time

High

50.00

Daily

Low

46.38

Yearly

Low

.00

All Time

Low

.00

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Top of Form

Enter search term

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

Terms

Pricing Supplement

Product Data

Market Data

Daily

High

46.47

Yearly

High

46.68

All Time

High

50.00

Daily

Low

46.38

Yearly

Low

.00

All Time

Low

.00

Barclays GEMS Asia 8 ETN

Overview Chart

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

Top of Form

Overview Chart

Profile

Name

Barclays GEMS Index ETN

Asset Class

FX

Ticker

JEM

Denomination

50

Documentation

Terms

Pricing Supplement

Press Release: Oct. 2, 2008—Barclays GEMs ETN Scheduled to Move to NYSE Arca

Product Data

Closing Indicative Note Value

45.46

Price Date

18 Nov 2009

Shares Outstanding

Market Capitalization

USD 0

Market Data

Daily

High

45.46

Yearly

High

43.14

All Time

High

43.14

Daily

Low

45.46

Yearly

Low

.00

All Time

Low

.00

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form

USA

(en)

Contact Us

Hotline +1 212 528 7090

Email etndesk@barcap.com

ETN Search

Top of Form

Barclays ETN+ Notes

ETN+ Long B S&P 500

ETN+ Long C S&P 500

ETN+ Short B S&P 500

ETN+ Short C S&P 500

ETN+ Short D S&P 500

EM Currency ETNs

Barclays Asian and Gulf Currency Revaluation ETN

Barclays GEMS Asia 8 ETN

Barclays GEMS Index ETN

[GRAPHIC APPEARS HERE]

Terms

Pricing Supplement

Press Release: Oct. 2, 2008—Barclays GEMs ETN Scheduled to Move to NYSE Arca

Product Data

Market Data

Daily

High

45.46

Yearly

High

43.14

All Time

High

43.14

Daily

Low

45.46

Yearly

Low

.00

All Time

Low

.00

Barclays GEMS Index ETN

Overview Chart

[GRAPHIC APPEARS HERE]

Indicative Price History

An investment in Barclays ETN + or Barclays ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus or prospectus supplement.

Barclays Bank PLC has filed a registration statement (including a prospectus and a prospectus supplement) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus, and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, prospectus supplement, any final pricing supplement and any free writing prospectus, if you request it by calling your Barclays Capital Inc. sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital, Inc. 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

Barclays ETN + and Barclays ETNs (the “Securities”) are uncollateralized debt securities of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in the relevant underlying index or the index components of the relevant underlying index. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant underlying index has increased. An investment in the Securities may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus and prospectus supplement. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

Neither Barclays Capital Inc. nor Barclays Bank PLC is making an offer to sell any Securities in any jurisdiction where the offer or sale is not permitted. Neither Barclays Capital Inc. nor Barclays Bank PLC is incorporating by reference into any offering documentation for any transaction above, any information or other material appearing elsewhere in, or accessible from, this website.

Any information regarding the potential performance of a Security at maturity that is included on this website is not intended to predict actual results and no assurances are given with respect thereto.

BARX Home

Our Firm

Accessibility

Contacts

Privacy Policy

© Barclays Bank PLC 2009

Top of Form

Bottom of Form